Amendment No. 2 to Credit Agreement

     This Amendment No. 2 to Credit Agreement dated as of June 1, 1991, (the "Amendment") is dated as of November 7, 1994, and is among NIKE, Inc. (the "Company"), The First National Bank of Chicago, as agent for the Company (the "Agent") and the Banks party thereto (the "Banks").

                        WITNESSETH:

     WHEREAS, the Company, the Agent and the Banks are parties to that certain Credit Agreement dated as of June 1, 1991 (the
"Agreement"); and

     WHEREAS, the Company desires to extend the Revolving Credit
Termination Date (as defined in the Agreement); and

     WHEREAS, the Company desires to remove a Bank from the Agreement and change the Commitments of the remaining Banks; and

     WHEREAS, the Banks are willing to grant the request on the terms and subject to the conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

2.   Amendments to the Agreement.

     2.1 The Revolving Credit Termination Date, which was previously extended to November 30, 1995, is hereby extended to November 30, 1996. The definition of Revolving Credit Termination Date is amended by deleting the date "November 30, 1995" contained therein substituting therefor the date "November 30, 1996".

     2.2 The Commitments of the Lenders listed on the signature pages of the Agreement is amended by deleting the Commitments listed thereon and substituting therefor the Commitments listed opposite each such Lender's name on the signature pages to this Amendment No. 2.

     2.3  The Agreement is amended by deleting Canadian Imperial
Bank of Commerce ("CIBC") as a party to the Agreement, effective as of the effective date of this Amendment No. 2.

3. Representations and Warranties. In order to induce the Agent and the undersigned Banks to enter into this Amendment, the Company represents and warrants that:

     3.1  The representations and warranties set forth in Article
V of the Agreement are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Default or Unmatured Default on the date hereof.

     3.2 The execution and delivery by the Company of this Amendment has been duly authorized by proper corporate proceedings of the Company and this Amendment, and the Agreement, as amended by this Amendment, constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

     3.3 Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Company or any Subsidiary of the Company's or any Subsidiary's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Company or any Subsidiary is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

4. Effective Date. This Amendment shall become effective as of the date first above written upon receipt by the Agent of copies hereof executed by the Company, executed by the Agent, the Company and each Bank and evidence satisfactory to the Agent that CIBC has been paid in full for all Obligations owing to it under the Agreement.

5. Ratification. The Agreement, as amended hereby, remains in full force and effect.

6. Reference to Agreement. From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

8.  Choice of Law.  THIS AMENDMENT SHALL BEhjgb CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS)
OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS
APPLICABLE TO NATIONAL BANKS.

9. OREGON LEGAL NOTICE. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY US AFTER THE EFFECTIVE DATE OF THIS ACT CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY US TO BE ENFORCEABLE. THE TERM "THIS ACT" MEANS CHAPTER 967 OREGON LAWS 1989. THE TERM "US" MEANS THE BANKS. THE EFFECTIVE DATE OF THIS ACT IS OCTOBER 3, 1989.

     IN WITNESS WHEREOF, the Borrower, the Agent and the undersigned Lenders have executed this Agreement as of the date first above written.

                               NIKE, INC.

                               /s/ Marcia A. Stilwell
                                   Treasurer
Commitments
$ 20,000,000                   THE FIRST NATIONAL BANK OF CHICAGO,
                               individually and as Agent

                               By ___________________________

$ 20,000 000                   ABN AMRO BANK N.V.

                               By ___________________________

$ 20,000,000                   BANK BRUSSELS LAMBERT, NEW YORK
                               BRANCH


                               By ___________________________

$ 20,000,000                   BANQUE NATIONAL DE PARIS


                               By ___________________________

$ 20,000,000                   CITIBANK, N.A.


                               By ___________________________

$ 20,000,000                   COMMERZBANK AKTIENGESELLSCHAFT,
                               GRAND CAYMAN BRANCH


                               By ___________________________

$ 20,000,000                   CREDIT LYONNAIS
                               SAN FRANCISCO BRANCH


                               By ___________________________

$ 20,000,000                   SEATTLE-FIRST NATIONAL BANK


                               By ___________________________

$ 20,000,000                   BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION (As
                               successor to SECURITY PACIFIC
                               BANK OF OREGON)


                               By ___________________________

$ 20,000,000                   SOCIETE GENERAL


                               By ___________________________

$ 20,000,000                   SWISS BANK CORPORATION,
                               SAN FRANCISCO BRANCH


                               By ___________________________

$ 20,000,000                   THE BANK OF NOVA SCOTIA


                               By ___________________________

$ 20,000,000                   THE BANK OF TOKYO, LTD.,
                               PORTLAND BRANCH


                               By ___________________________

$ 20,000,000                   THE HONGKONG AND SHANGHAI BANKING
                               CORPORATION LIMITED


                               By ___________________________

$ 20,000,000                   UNITED STATES NATIONAL BANK OF
                               OREGON


                               By ___________________________
_______________

$300,000,000

================